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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2005


                              PLATO LEARNING, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-20842                 36-3660532
        --------                       -------                 ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)         Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                      55437
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 2, 2005, we issued a press release, attached hereto as Exhibit 99.1, announcing our second quarter 2005 financial results.

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 2, 2005, we held our regularly scheduled conference call with the investment community to discuss our second quarter 2005 financial results. A transcript of our prepared remarks for this conference call is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1   Press Release dated June 2, 2005.

Exhibit 99.2 Transcript of prepared remarks for our second quarter 2005 earnings release conference call on June 2, 2005.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PLATO LEARNING, INC.

June 2, 2005                                 By    /s/ Laurence L. Betterley
                                                --------------------------------
                                                Senior Vice President and
                                                Chief Financial Officer




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